Gray Television, Inc.
Investor Presentation

NYSE:GTN

March 2020

Updated for December 31, 2019 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Leading the Industry with the Highest Quality Portfolio of Local Television Stations

157 "Big Four"
Affiliates in 93 Markets
68 #1 Ranked Local Stations
29 #2 Ranked Local Stations

2019 All-Day Ratings
#1 Ranked ABC Station in US
#1 Ranked CBS Station in US
#1 Ranked NBC Station in US

gray
Washington News Bureau

Financial data reflects results "as reported" except where "Combined Historical Basis" (or "CHB") is noted. Revenue is presented net of agency commissions. Ratings data derived from Comscore, Inc. ("Comscore"). "Completed Transactions" includes all acquisitions or dispositions completed as of December 31, 2019. See Glossary at end for definitions. If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

National Footprint

gray

Television • Digital • Mobile

93 markets

515+ program streams



1 Albany, GA (154) WALB, WGCW
2 Alexandria, LA (178) KALB
3 Amarillo, TX (132) KFDA, KEYU
4 Anchorage, AK (151) KTUU, KYES
5 Augusta, GA (108) WRDW, WAGT
6 Bangor, ME (159) WABI
7 Baton Rouge, LA (94) WAFB, WBXH
8 Biloxi-Gulfport, MS (155) WLOX
9 Birmingham, AL (44) WBRC
10 Bismarck, ND (146) KFYR, KMOT, KQCD, KUMV
11 Boise, ID (102) KNIN
12 Bowling Green, KY (177) WBKO
13 Burlington, VT (96) WCAX, WYCI
14 Casper, WY (199) KCWY
15 Cedar Rapids, IA (90) KCRG
16 Charleston, SC (91) WCSC
17 Charleston-Huntington, WV (74) WSAZ, WQCW
18 Charlotte, NC (21) WBTV
19 Charlottesville, VA (182) WVIR
20 Cheyenne, WY (196) KGWN, KCHY, KSTF
21 Cincinnati, OH (37) WXIX
22 Clarksburg, WV (173) WDTV, WVFX
23 Cleveland, OH (19) WOIO, WUAB
24 Colorado Springs, CO (85) KKTV
25 Columbia, SC (75) WIS
26 Columbus, GA (130) WTVM
27 Davenport, IA (103) KWQC
28 Dothan, AL (171) WTVY, WRGX
29 Evansville, IN (105) WFIE
30 Fairbanks, AK (203) KTVF, KXDF, KFXF
31 Fargo, ND (116) KVLY, KXJB
32 Flint, MI (77) WJRT
33 Gainesville, FL (156) WCJB
34 Grand Junction, CO (188) KKCO, KJCT
35 Green Bay, WI (67) WBAY
36 Greenville, NC (100) WITN
37 Harrisonburg, VA (175) WHSV, WSVF, WSVW
38 Hattiesburg, MS (167) WDAM
39 Honolulu, HI (66) KHNL, KGMB, KHBC, KOGG
40 Huntsville, AL (78) WAFF
41 Jackson, MS (95) WLBT
42 Jonesboro, AR (183) KAIT
43 Knoxville, TN (61) WVLT, WBXX
44 La Crosse - Eau Claire, WI (129) WEAU
45 Lake Charles, LA (170) KPLC
46 Lansing, MI (112) WILX
47 Laredo, TX (184) KGNS, KYLX, KXNU
48 Lexington, KY (64) WKYT, WYMT
49 Lincoln, NE (107) KOLN, KSNB, KGIN, KCWH
50 Louisville, KY (48) WAVE
51 Lubbock, TX (142) KCBD
52 Madison, WI (81) WMTV
53 Mankato, MN (198) KEYC, KMNF
54 Marquette, MI (180) WLUC
55 Memphis, TN (51) WMC
56 Meridian, MS (190) WTOK
57 Monroe, LA (140) KNOE
58 Montgomery, AL (122) WSFA
59 Myrtle Beach, SC (97) WMBF
60 New Orleans, LA (50) WVUE
61 North Platte, NE (209) KNOP, KNPL, KIIT
62 Odessa, TX (145) KOSA, KCWO, KTLE
63 Omaha, NE (71) WOWT
64 Ottumwa, IA (201) KYOU
65 Paducah, KY - Cape Girardeau, MO (84) KFVS
66 Panama City, FL (149) WJHG, WECP
67 Parkersburg, WV (193) WTAP, WIYE, WOVA
68 Presque Isle, ME (206) WAGM, WWPI
69 Rapid City, SD (169) KOTA, KEVN, KHSD, KSGW
70 Reno, NV (104) KOLO
71 Richmond, VA (54) WWBT, WUPV
72 Roanoke, VA (69) WDBJ, WZBJ
73 Rockford, IL (138) WIFR
74 Savannah, GA (89) WTOC
75 Sherman, TX (158) KXII, KXIP
76 Shreveport, LA (86) KSLA
77 Sioux Falls, SD (113) KSFY, KDLT, KPRY, KDLV
78 South Bend, IN (98) WNDU
79 Springfield, MO (73) KYTV, KSPR, K17DL, KYCW
80 Tallahassee, FL (109) WCTV, WFXU
81 Tampa-St. Pete (Sarasota), FL (12) WWSB
82 Toledo, OH (80) WTVG
83 Topeka, KS (144) WIBW
84 Tucson, AZ (65) KOLD
85 Twin Falls, ID (191) KMVT, KSVT
86 Tyler, TX (114) KLTV, KTRE
87 Waco, TX (82) KWTX, KBTX, KNCT
88 Watertown, NY (181) WWNY, WNYF
89 Wausau, WI (134) WSAW, WZAW
90 West Palm Beach, FL (36) WFLX
91 Wichita, KS (72) KWCH, KSCW, KBSD, KBSL, KBSH
92 Wichita Falls, TX (147) KSWO, KKTM
93 Wilmington, NC (127) WECT
18 Charlotte, NC Raycom Sports
58 Montgomery, AL Operations, Shared Services
80 Tallahassee, FL Operations, Shared Services
94 Nashville, TN RTM Studios, Circle Media
95 New York, NY Tupelo Raycom
96 Washington, DC Gray DC Bureau, Full Court Press
★ Atlanta, GA Gray Corporate Headquarters

Power of A Strong Portfolio

#1 #2 **86/93 markets** With #1 or #2 ranked local television station

2018 Broadcast Revenue Per Television Household



$78.28
$64.13
$56.50
$55.79
$48.00
$41.14
gray
Meredith
Sinclair
TEGNA
Nexstar + Tribune
Scripps

	gray	Meredith	Sinclair	TEGNA	Nexstar + Tribune	Scripps
2018 Broadcast Revenue	$2,081	$846	$2,715	$2,207	$4,765	$917
2018 TV Households	26.6	13.2	48.0	39.6	99.3	22.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB for all transactions completed as of 1/2/19. Meredith is based on calendar year ended 12/31/19; fiscal year ends 6/30.

Strong Network and Distribution Positions

MVPD Subscribers Renewal Schedule

56% - 2020

24% - 2021

20% - 2022



Retransmission Revenue ($ in millions)
Retransmission Revenue
Retransmission Expense ("Reverse Comp.")
Retransmission Revenue net of Expense
$1,000
$800
$600
$400
$200
$0
$75
20
55
$152
70
82
$201
98
103
$277
136
141
$355
165
190
$796
420
376
$444
206
238
$540
282
258
$677
351
326
$799
422
377
2014
2015
2016
2017
2018
2019
As Reported
2016
2017
2018
2019
CHB

Long-term network affiliation agreements

2021 CBS

2022 FOX

2023 abc NBC

Well Positioned for Political Revenue

2016 Political Revenue Per TV Household



$9.63
$5.03
$4.67
$4.25
$4.20
$3.31
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Nexstar
Scripps
TEGNA
Meredith
Sinclair+Tribune

	gray	Nexstar	Scripps	TEGNA	Meredith	Sinclair+Tribune
2016 Political Revenue	$118	$228	$101	$155	$52	$276
2016 TV Households	12.2	45.3	21.6	36.5	12.4	83.4

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB for all transactions completed as of 12/31/16. Meredith is based on calendar year ended 12/31/16; fiscal year ends 6/30. Nexstar is shown pro forma for Media General acquisition.

2018 Political Revenue Per TV Household



$8.80
$8.68
$6.26
$5.90
$5.30
$4.27
gray
Meredith
Scripps
TEGNA
Sinclair
Nexstar+Tribune

	gray	Meredith	Scripps	TEGNA	Sinclair	Nexstar+Tribune
2018 Political Revenue	$234	$115	$140	$234	$255	$424
2018 TV Households	26.6	13.2	22.3	39.6	48.0	99.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB for all transactions completed as of 12/31/18. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar/Tribune is shown on a combined basis prior to announced divestitures.

2019-20 Presents Attractive Opportunity

Campaigns & Elections

POLITICAL AD SPENDING EXPECTED TO HIT $10B IN 2020

Jun 5, 2019 By C&E Staff

Gray Television
Political Advertising Revenue

2016 CHB:	$186 million
2017 CHB:	$31 million
2018 CHB:	$235 million
2019 CHB:	$68 million
2020 Guide:	$250-$275 million

Gray's Local News Stations Located Throughout the Most Competitive Political Areas in 2020

February 2020 Presidential Nominating Contests
Gray Stations in All Four Races – IA, NH, NV and SC

2020 Presidential Election
Gray Stations in 12 of 13 Lean or Toss-Up Electoral College Contests (per Cook Political Report) - AZ, FL, GA, IA, ME-02, MI, MN, NE-02, NH, NC, OH, WI

2020 Gubernatorial Races
Gray Stations in 7 of 11 States with Races – IN, MO, NC, ND, NH, VT, and WV.

2020 Senate Races
Gray Stations in All 8 Most Competitive Races (per Cook Political Report) - AL, AZ, CO, GA, KS, ME, MI, NC and TX

2020 House Races
All Districts, All Markets
16 Districts with No Incumbent Running
12 Districts that voted for Trump in 2016 with Democrat Representatives in 2020

Successful Digital Ventures

Significant Growth for Gray's O&O Digital Platforms in 2019 over 2018 (CHB Basis):

- ↑ 20% Increase in Sessions
- ↑ 31% Increase in Video Plays
- ↑ 32% Increase in Unique Viewers

Gray Surpassed 100 Million Unique Monthly Viewers Across All Platforms in December 2019

Over 1,000 Channels Streamed Across All Platforms

hulu · Roku · fire tv · fuboTV · SBTV · haystack · CBS All Access · DIRECTV NOW · YouTubeTV

PREMION
ONE SOLUTION. EVERY ADVANTAGE.

- Premion delivers brand-safe CTV and OTT impressions at scale, with full transparency for advertisers, across 125+ premium networks
- Gray is a minority owner of Premion and is rolling out Premion's inventory to all of Gray's stations during 2020



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Diversified Revenue

2019 CHB Revenues


Local
National
Political
Retransmission
Production Companies
Other-TV Stations
42%
11%
3%
38%
4%
2%

Approximate Advertising Revenue Contributors


50%
20%
20%
10%
Local News
Network Prime
Syndication
Other

2019 Big 4 Affiliate Revenue


FOX
CBS
abc
NBC
53
51
28
25

2019 CHB Revenues


All Others
FOX
CBS
abc
NBC
34%
32%
15%
11%
8%

2019 CHB Broadcast Cash Flow


All Others
FOX
CBS
abc
NBC
35%
32%
17%
13%
3%

Consistent Growth (As Reported Basis)

($ in millions)


Revenue
318%
$2,500
$2,000
$1,500
$1,000
$500
$0
$508
$597
$812
$883
$1,084
$2,122
2014
2015
2016
2017
2018
2019


Net Income
273%
$300
$250
$200
$150
$100
$50
$0
$48
$39
$62
$262
$211
$179
2014
2015
2016
2017
2018
2019


Operating Income
210%
$600
$500
$400
$300
$200
$100
$0
$154
$140
$234
$291
$389
$478
2014
2015
2016
2017
2018
2019


Total Stockholders' Equity
578%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$216
$429
$493
$993
$1,187
$1,464
2014
2015
2016
2017
2018
2019

Robust Free Cash Flow Generation and Conversion

Presidential Election Year 2016 OCF Buildup	Non-Election Year 2017 OCF Buildup	Midterm Election Year 2018 OCF Buildup	Non-Election Year 2019 OCF Buildup	2018/2019 Average
FCF Per Diluted Share $2.04 $4.75	FCF Per Diluted Share $2.32 $3.53	FCF Per Diluted Share $2.96 $5.32	FCF Per Diluted Share $2.72 $3.58	FCF Per Diluted Share $2.83 $4.45
FCF as a Percentage of OCF 49% 50%	FCF as a Percentage of OCF 57% 44%	FCF as a Percentage of OCF 58% 58%	FCF as a Percentage of OCF 43% 50%	FCF as a Percentage of OCF 49% 55%



($ in millions)
$300(2)
$148
$44
$93
$15
2016 Average
$804
$400
$70
$52
$216
$66
2016 CHB
$299(2)
$171
$35
$91
$2
2017
$690
$301
$57
$52
$216
$64
2017 CHB
$455(2)
$263
$56
$102
$34
2018
$914
$534
$74
$52
$216
$38
2018 CHB
$633
$273
$69
$52
$216
$23
2019
$718
$358
$69
$52
$216
$23
2019 CHB
$544
$268
$63
$26
$159
$28
Average 18/19
$816
$446
$72
$52
$216
$30
Average 18/19CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums(1)
Free Cash Flow
Preferred Dividends

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Successful Integration of Acquisitions And Meaningful Deleveraging

Financial Leverage Net of All Cash (As Reported Basis)

Guidance YE 2020 Net Leverage Ratio:

3.7x – 3.8x

Projected total debt (excluding preferred stock) net of all cash, assuming no M&A or capital returns to shareholders, on trailing 8-quarter basis


3.0x reduction in leverage 2014 through 2018
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6
3.0X
3.0x
4.4x
2.4x
2.0x

Year Ended December 31	2014	2015	2016	2017	2018	2019
Total debt netting all cash (in millions)	$1,201[3]	$1,134	$1,456	$1,399	$1,154	$3,548
L8QA[4] OCF[2] (in millions)	$200	$235	$288	$336	$383	$816

■ Secured Debt Netting All Cash[1] / OCF[2]

■ Unsecured Debt / OCF[2]

Note: Financial leverage excludes preferred stock

(1) Secured debt netting all cash on hand as of the respective balance sheet date

(2) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates

(3) For 2014, total debt netting all cash includes $10 million in undrawn letters of credit

(4) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Staggered Debt Maturity Profile

No Significant Maturities until 2024



($ in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$200 Million Revolver Due Nov 2023 (Undrawn)
Term Loan B Due Feb 2024 (L+225)
Incremental Term Loan B Due Nov 2025 (L+250)
Senior Notes Due Oct 2024 (5.125%)
Senior Notes Due Jul 2026 (5.875%)
Senior Notes due May 2027 (7.000%)
$3.760 Billion Total Principal Amount of Debt Outstanding at December 31, 2019
$200
$525
$595
$1,190
$700
$750
2019
2020
2021
2022
2023
2024
2025
2026
2027

Note: For illustrative purposes, excludes Incremental Term Loan B amortization

As Reported Year-End

	Year Ended December 31,				
	2019	2018	% Change 2019 to 2018	2017	% Change 2019 to 2017
	(dollars in millions)				
Revenue (less agency commissions):					
Broadcast	$ 2,035	$ 1,084	88 %	$ 883	130 %
Production companies	$ 87	$ -		$ -	
Total revenue	$ 2,122	$ 1,084	96 %	$ 883	140 %
Political	$ 68	$ 155	(56)%	$ 16	325 %
Operating expenses (1)(3):					
Broadcast	$ 1,325	$ 596	122 %	$ 558	137 %
Production companies	$ 74	$ -		$ -	
Corporate and administrative	$ 104	$ 41	154 %	$ 32	225 %
Net income	$ 179	$ 211	(15)%	$ 262	(32)%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow (3)	$ 729	$ 493	48 %	$ 329	122 %
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 636	$ 457	39 %	$ 302	111 %
Free Cash Flow	$ 273	$ 263	4 %	$ 171	60 %
Transaction related expenses included in operating expenses (4):					
Broadcast	$ 45	$ 3		$ 3	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 34	$ 8		$ 1	

Unaudited figures above.

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.

(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.

(3) Amounts in 2017 have been reclassified for the implementation of Accounting Standards Update 2017-07, *Compensation – Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost* ("ASU 2017-07").

(4) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation and contract termination fees.

CHB Year-End

	Year Ended December 31,				
	2019	2018	% Change 2019 to 2018	2017	% Change 2019 to 2017
	(dollars in millions)				
Revenue (less agency commissions):					
Broadcast	$ 2,044	$ 2,110	(3)%	$ 1,813	13 %
Production companies	$ 87	$ 86	1 %	$ 85	2 %
Total revenue	$ 2,131	$ 2,196	(3)%	$ 1,898	12 %
Political	$ 68	$ 235	(71)%	$ 31	119%
Operating expenses (2) (3):					
Broadcast	$ 1,335	$ 1,248	7 %	$ 1,181	13 %
Production companies	$ 74	$ 74	0 %	$ 71	4 %
Corporate and administrative	$ 104	$ 85	22 %	$ 64	63 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow(3)	$ 779	$ 894	(13)%	$ 666	17 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 687	$ 822	(16)%	$ 612	12 %
Operating Cash Flow as Defined in our Senior Credit Agreement	$ 718	$ 914	(21)%	$ 690	4 %
Free Cash Flow	$ 358	$ 534	(33)%	$ 301	19 %
Transaction related expenses included in operating expenses (4):					
Broadcast	$ 45	$ 3		$ 3	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 34	$ 14		$ 1	

Unaudited figures above.

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.

(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.

(3) Amounts in 2017 have been reclassified for the implementation of Accounting Standards Update 2017-07, *Compensation – Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost* ("ASU 2017-07").

(4) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation and contract termination fees.


WCTV
NEWS
Coverage You Can Count On™

Appendix: Non-GAAP Reconciliations, Disclaimers, and Definitions

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on As Reported Basis, in millions

	Year Ended December 31, 2019	2018	2017
Net income	$ 179	$ 211	$ 262
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	80	54	52
Amortization of intangible assets	115	21	25
Non-cash stock based compensation	16	7	8
Gain on disposal of assets, net	(54)	(17)	(74)
Miscellaneous (income) expense, net (1)	(4)	(6)	-
Interest expense	227	107	95
Loss from early extinguishment of debt	-	-	3
Income tax (benefit) expense	76	77	(69)
Amortization of program broadcast rights	39	21	21
Non-cash 401(k) expense	5	4	-
Payments for program broadcast rights	(43)	(22)	(21)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock based compensation	93	36	27
Broadcast Cash Flow (1)	**729**	**493**	**329**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock based compensation	(93)	(36)	(27)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**636**	**457**	**302**
Contributions to pension plans	(3)	(2)	(3)
Interest expense	(227)	(107)	(95)
Amortization of deferred financing costs	11	5	4
Preferred dividends	(52)	-	-
Purchase of property and equipment	(110)	(70)	(35)
Reimbursements of property and equipment purchases	41	14	-
Income taxes paid, net of refunds	(23)	(34)	(2)
Free Cash Flow	**$ 273**	**$ 263**	**$ 171**

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on a Combined Historical Basis, in millions

	Year Ended December 31, 2019	2018	2017
Net income	$ 157	$ 288	$ 648
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	81	86	86
Amortization of intangible assets	115	117	124
Non-cash stock-based compensation	16	15	14
Gain on disposal of assets, net	(35)	(7)	(155)
Miscellaneous (income) expense, net	(3)	4	1
Interest expense	227	227	227
Loss from early extinguishment of debt	-	-	5
Income tax (benefit) expense	76	74	(354)
Amortization of program broadcast rights	40	42	41
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	4	4	-
Payments for program broadcast rights	(44)	(42)	(41)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	92	72	54
Broadcast Transaction Related Expenses	45	3	3
Broadcast other adjustments	8	11	13
Broadcast Cash Flow (1)	**779**	**894**	**666**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(92)	(72)	(54)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**687**	**822**	**612**
Contributions to pension plans	(3)	(2)	(3)
Corporate Transaction Related Expenses	34	14	1
Synergies and other adjustments	-	80	80
Operating Cash Flow as Defined in Senior Credit Facility (1)	**718**	**914**	**690**
Interest expense	(227)	(227)	(227)
Amortization of deferred financing costs	12	12	12
Amortization of net original issue discount (premium) on senior notes	(1)	(1)	(1)
Preferred dividends	(52)	(52)	(52)
Purchase of property and equipment	(110)	(88)	(57)
Reimbursement of purchases of property and equipment	41	14	-
Income taxes paid, net of refunds	(23)	(38)	(64)
Free Cash Flow	**$ 358**	**$ 534**	**$ 301**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Reconciliation of Total Leverage Ratio (in millions)

		Eight Quarters Ended December 31, 2019
Net income	$	390
Adjustments to reconcile from net income to operating cash flow as defined in our Senior Credit Agreement:		
Depreciation		134
Amortization of intangible assets		136
Non-cash stock-based compensation		22
(Gain) loss on disposals of assets, net		(72)
Interest expense		334
Income tax expense		153
Amortization of program broadcast rights		61
Common stock contributed to 401(k) plan		9
Payments for program broadcast rights		(65)
Pension expense		(1)
Contributions to pension plans		(6)
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		447
Transaction Related Expenses		91
Operating Cash Flow as defined in our Senior Credit Agreement	**$**	**1,633**
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	**$**	**816**

		December 31, 2019
Adjusted Total Indebtedness:		
Total outstanding principal, including current portion	$	3,760
Cash (unrestricted)		(212)
Adjusted Total Indebtedness, Net of All Cash	**$**	**3,548**
Total Leverage Ratio, Net of All Cash		**4.35**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Free Cash Flow" or "FCF"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received).
"Operating Cash Flow" or "OCF"	Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans.
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimers, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisition of Raycom, the inability to achieve expected synergies therefrom on a timely basis or at all, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's or Raycom's, as applicable, historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented).

Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv